Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of July 17, 2026 (this “Agreement”), is among Pronghorn Resources, LLC, a Delaware limited liability company ( “Debtor”), on the one hand, and GridAI Technologies Corp., a Delaware corporation and holder of the Company’s secured convertible note in the original principal amount of up to $2,000,000.00 (the “Note”), its endorsees, transferees and assigns (such holder, the “Secured Party”), on the other.

WITNESSETH:

WHEREAS, pursuant to the Note dated July 16, 2026, the Secured Party has agreed to extend a loan to the Company evidenced by the Note; and

WHEREAS, in order to induce the Secured Party to extend the loan evidenced by the Note, the Debtor has agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a lien security interest in all of the assets of the Company to secure the prompt payment, performance and discharge in full of all of the Company’s obligations (whether at the stated maturity, by acceleration or otherwise) under the Note and the other Obligations (as defined below).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1            Certain Definitions.

As used in this Agreement, the following terms shall have the meanings set forth in this section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as ‘account’, ‘chattel paper’, ‘commercial tort claim’, ‘deposit account’, ‘document’, ‘equipment’, ‘fixtures’, ‘general intangibles’, ‘goods’, ‘instruments’, ‘inventory’, ‘investment property’, ‘letter-of-credit rights’, ‘proceeds’, ‘securities’, and ‘supporting obligations’) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)            Collateral” means the collateral in which the Secured Party is granted a lien and security interest by this Agreement and which shall include only the following property of the Debtor (as defined below):

(i)             All assets of the Debtor, wherever located or deemed located, now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest including, without limitation, all machinery, equipment, fixtures, goods, inventory, furnishings, computers, software, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, wherever situated, all Intellectual Property, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with Debtor’s businesses and all improvements thereto; and

(ii)            All accounts of the Debtor; and

(iii)           All chattel paper of the Debtor; and

(iv)           All commercial tort claims of the Debtor; and

(v)            All, general intangibles, including: (A) all rights of the Debtor to receive moneys due and to become due to it thereunder or in connection therewith; (B) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty or guarantee with respect thereto; (C) all claims of the Debtor for damages arising out of any breach of or default thereunder; and (D) all rights of the Debtor to terminate, amend, supplement, modify or exercise rights or options thereunder; and

(vi)            All documents, deposit accounts, goods, instruments, investment property (including all securities, security entitlements and commodity contracts), and letter of credit rights,

(vii)          All deposits and all money; and

(viii)         All books and records pertaining to the Collateral;

(ix)            All Intellectual Property of the Debtor, including, but not limited to those set forth on Schedule F hereto; and

(x)             All Proceeds and products of any of the foregoing, and all substitutions or replacements of any Collateral.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid lien security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid lien security interest in the proceeds of such asset (subject, in each case, to Permitted Liens).

(b)            Collateral Sharing Agreement” means that certain Consent, Waiver and Collateral Sharing Agreement among Mercuria Energy America, LLC, a Delaware limited liability company, Debtor and Secured Party of even date herewith.

(c)            Intellectual Property” means the collective reference to all rights, priorities and privileges relating to the intellectual property of the Debtor, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office; (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof (“Patent Rights”); (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names, business listings and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto (“Trademark Rights”); (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof; (v) all rights to obtain any reissues, renewals or extensions of the foregoing; (vi) all licenses for any of the foregoing; and (vii) all causes of action for infringement of the foregoing.

(d)            Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) of the Debtor due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, the Secured Party, including, without limitation, all obligations under this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on and all expenses related to, the Note and the loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(e)            Permitted Liens” shall mean, with respect to any Person: (i) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent or deposits made to secure obligations arising from contractual or warranty refunds, in each case, Incurred in the ordinary course of business; (ii) liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, repairmen’s, and mechanics’ liens, in each case, incurred in the ordinary course of business and for sums not yet overdue for a period of more than thirty (30) days or, if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such lien or that are being contested in good faith by appropriate proceedings or other liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with generally accepted accounting principles (“GAAP”); (iii) liens for taxes, assessments, or other governmental charges, not yet overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (iv) liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal, or similar bonds or with respect to other regulatory requirements or letters of credit or bankers’ acceptances issued, and completion guarantees provided for, in each case pursuant to the request of and for the account of such Person in the ordinary course of its business; (v) minor survey exceptions, minor encumbrances, ground leases, easements, or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines, and other similar purposes, or zoning, building codes, or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or liens incidental, to the conduct of the business of such Person or to the ownership of its properties in each case which were not incurred in connection with the Note and which do not materially interfere with the business of the Debtor; (vi) leases, subleases, licenses, or sublicenses (including of Intellectual Property) granted to others in the ordinary course of business and which do not materially interfere with the business of the Debtor; (vii) deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business; (viii) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with in all material respects; (ix) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business; (x) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements, and contract zoning agreements; (xi) liens arising out of conditional sale, title retention, consignment, or similar arrangements for sale of goods entered into by the in the ordinary course of business; (xii) liens arising under this Agreement or documents or instruments related to the Note; (xiii) Liens to secure Permitted Indebtedness (as defined in the Note); (xiv) with respect to any mortgaged property, the matters listed as exceptions to title on Schedule B of a standard title policy covering such mortgaged property and the matters disclosed in any survey delivered to the lender with respect to such mortgaged property to the extent such matters are reasonably acceptable to the lender; and (xv) liens under the PPA. For purposes of this definition, the term “indebtedness” shall be deemed to include interest on, and fees, expenses and other obligations payable with respect to, such indebtedness.

(f)            “PPA” means that certain Prepayment Agreement among Pronghorn Operating, LLC, a Delaware limited liability company, Debtor, Pronghorn E&P, LLC, a Delaware limited liability company, Pronghorn Midstream, LLC, a Delaware limited liability company, Pronghorn Plugging, LLC, a Delaware limited liability company, Pronghorn Power, LLC, a Delaware limited liability company, and Mercuria Energy America, LLC, a Delaware limited liability company, dated as of June 9, 2026.

(g)            Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC and, in any event, shall include with respect to the Debtor, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity (“Person”) as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include: (i) all cash and negotiable instruments received by or held (by the Debtor or any other Person) on behalf of the Secured Party; (ii) any claim of the Debtor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (A) past, present or future infringement or other violation of any patent now or hereafter owned by the Debtor; (B) past, present or future infringement or dilution or other violation of any trademark now or hereafter owned by the Debtor or injury to the goodwill of the business connected with the use thereof or symbolized thereby, (C) past, present or future infringement or other violation of any copyright now or hereafter owned by the Debtor, (D) past, present or future infringement, misappropriation or misuse or other violation or impairment of any other Intellectual Property now or hereafter owned by the Debtor; and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

(h)            “UCC” means the Uniform Commercial Code of the State of Delaware, or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

Section 2            Grant of Security Interest in Collateral.

(a)            As an inducement for the Secured Party to extend the loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full of all of the Obligations as set forth in the Note, as the case may be, of all of the other Obligations, Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party (subject in each case to Permitted Liens) a priority security interest in and to, and lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral as defined above (“Security Interest” and, collectively, the “Collateral”).

(b)            Debtor hereby agrees to provide to the Secured Party or the Collateral Agent (defined as the party appointed by the Secured Party) promptly upon request, any information reasonably necessary to effectuate the filings or recordings authorized by this Agreement.

(c)            The Secured Party or the Collateral Agent are further authorized to file with the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any state of the United States (or any successor office), with the signature of each applicable Debtor, such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted hereunder to the Patent Rights and Trademark Rights, all right, title and interest to which have been assigned or will be assigned to the Debtor, by Debtor and naming the Debtor or the Debtor as debtors and the Secured Party, as the case may be, as secured party.

(d)            The Security Interest is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Debtor with respect to or arising out of the Collateral.

Section 3        Delivery of Certain Collateral.

Contemporaneously or prior to the execution of this Agreement, Debtor shall deliver or cause to be delivered to the Collateral Agent any and all documents, instruments, certificates and all other physical evidence representing any of the other Collateral, in each case, together with all necessary endorsements.

Section 4        Representations, Warranties, Covenants and Agreements of the Debtor.

The Debtor represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a)            Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Debtor and no further action is required by Debtor. This Agreement has been duly executed by Debtor. This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b)            Except for the Security Interest granted to the Secured Party pursuant to this Agreement, and Permitted Liens, Debtor owns, or has valid leaseholds in or the right to use, each item of the Collateral free and clear of any and all liens or other encumbrances. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a lien securing any indebtedness is on file or of record in any public office, except such as: (i) have been filed in favor of and for the benefit of the Secured Party pursuant to this Agreement; (ii) relate to obligations no longer outstanding or are in respect of commitments to lend which have been terminated. No written claim has been received that any Collateral or the Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(c)            Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least thirty (30) days prior to such relocation: (i) written notice of such relocation and the new location thereof (which must be within the United States); and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Collateral to create in favor of the Secured Party a valid, perfected and continuing perfected lien in the Collateral.

(d)            This Agreement is effective to create in favor of the Secured Party a valid and perfected lien and security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement with respect to copyrights and copyright applications in the United States Copyright Office, the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtor, and the delivery of the certificates and other instruments provided in section 3, no action is necessary to create, perfect or protect the security interests created hereunder.

(e)            Debtor hereby authorizes the Collateral Agent to file one or more financing statements under the UCC, with respect to the Collateral, with the proper filing and recording agencies in any jurisdiction deemed proper by it. Debtor agrees that at any time and from time to time, at the expense of the Debtor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any applicable law, or which the Collateral Agent may reasonably request, in order: (i) to grant, preserve, protect and perfect the validity and priority of the Security Interest created or intended to be created hereby; or (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Security Interest created hereby, all at the expense of such Debtor.

(f)            The execution, delivery and performance of this Agreement by the Debtor does not: (i) violate any of the provisions of any articles or certificate of incorporation or bylaws or other organizational documents (“Organizational Documents”) of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor; or (ii) provided the Collateral Sharing Agreement has not terminated in accordance with its terms, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Debtor's debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from members or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

(g)            Debtor shall at all times maintain the liens and Collateral provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to section 14 hereof. Debtor hereby agrees to defend the same against the claims of any and all Persons and entities. Debtor shall safeguard and protect all Collateral and hold it in trust for the account of the Secured Party. At the request of the Collateral Agent, Debtor will sign and deliver to the Collateral Agent on behalf of the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Collateral Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Collateral Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Collateral hereunder, and Debtor shall obtain and furnish to the Collateral Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Collateral hereunder.

(h)            Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by a Debtor in its ordinary course of business and sales of inventory by a Debtor in its ordinary course of business) without the prior written consent of the Holder.

(i)             Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order , ordinary wear and tear excepted, and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage or outside the reach of the Collateral Agent.

(j)             Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Collateral Agent, that: (i) the Collateral Agent or the Secured Party will be named as lender loss payee and additional insured under each such insurance policy; (ii) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Collateral Agent and such cancellation or change shall not be effective as to the Collateral Agent for at least thirty (30) days after receipt by the Collateral Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (iii) the Collateral Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default at the expense of the Debtor. If no Event of Default (as defined in the Note) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the Debtor; provided, however, that payments received by the Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Collateral Agent on behalf of the Secured Party and, if received by Debtor, shall be held in trust for the Secured Party and immediately paid over to the Collateral Agent unless otherwise directed in writing by the Collateral Agent. Copies of such policies or the related certificates, in each case, naming the Collateral Agent as lender loss payee and additional insured shall be delivered to the Collateral Agent upon the execution of this Agreement and at least annually and at the time any new policy of insurance is issued.

(k)            Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest, through the Collateral Agent, therein.

(l)             Debtor shall permit the Collateral Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Collateral Agent from time to time.

(m)           Debtor shall, sua sponte, take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral without the need for a request therefore from the Collateral Agent.

(n)            Debtor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder and shall promptly take all necessary or appropriate action to remediate, mitigate or eliminate such adverse action at its own expense.

(o)            All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(p)            Debtor shall at all times preserve and keep in full force and effect its respective valid existence and good standing and any rights and franchises material to its business.

(q)            At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the Secured Party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Collateral Agent upon demand.

(r)            Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Collateral Agent regarding the Collateral consistent with the terms of this Agreement without the further consent of the Debtor as contemplated by Section 8-106 (or any successor Section) of the UCC. Further, Debtor agrees that it shall not enter into a similar agreement (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other Person or entity.

(s)            Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Collateral Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the applicable Debtor shall cause the underlying chattel paper to be ‘marked’ within the meaning of Section 9-105 of the UCC (or successor Section thereto).

(t)            Debtor shall immediately provide written notice to the Secured Party of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Collateral in such accounts and proceeds thereof, shall execute and deliver to the Collateral Agent an assignment of claims for such accounts and cooperate with the Collateral Agent in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Collateral in such accounts and proceeds thereof.

(u)            Debtor will from time to time, at the joint and several expense of the Debtor, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

Section 5        Effect of Pledge on Certain Rights.

If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Collateral Agent’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Debtor is subject or to which the Debtor is party.

Section 6        Defaults.

The following events shall be “Events of Default”:

(a)            The occurrence of an Event of Default (as defined in the Note) under the Note;

(b)            Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c)            The failure by the Debtor to observe or perform any of its obligations hereunder for ten (10) days after receipt by Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and Debtor is using best efforts to cure same in a timely fashion, provided that if no cure is provided to the satisfaction of the Secured Party within twenty (20) days after such notice, then the failure shall be deemed an Event of Default; or

(d)            If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Debtor, or a proceeding shall be commenced by the Debtor, or by any governmental authority having jurisdiction over the Debtor, seeking to establish the invalidity or unenforceability thereof, or the Debtor shall deny that the Debtor has any liability or obligation purported to be created under this Agreement.

Section 7        Duty to Hold in Trust.

(a)            Upon the occurrence of any Event of Default and at any time thereafter, Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Collateral, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party, pro-rata in proportion to the then-currently outstanding principal amount of the Note for application to the satisfaction of the Obligations.

(b)            If the Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of pledged securities or instruments representing pledged securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of Debtor or any of its direct or indirect subsidiaries) in respect of the pledged securities (whether as an addition to, in substitution of, or in exchange for, such pledged securities or otherwise), Debtor agrees to: (i) accept the same as the Collateral Agent of the Secured Party; and (ii) hold the same in trust on behalf of and for the benefit of the Secured Party; and (iii) to deliver any and all certificates or instruments evidencing the same to Collateral Agent on or before the close of business on the fifth business day following the receipt thereof by Debtor, in the exact form received together with the necessary endorsements, to be held by Collateral Agent subject to the terms of this Agreement as Collateral.

Section 8        Rights and Remedies Upon Default.

(a)            Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party, acting through the Collateral Agent, shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Collateral Agent, for the benefit of the Secured Party, shall have the following rights and powers:

(i)	The Collateral Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any Person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and Debtor shall assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at Debtor's premises or elsewhere, and make available to the Collateral Agent, without rent, all of Debtor’s respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)	Upon notice to the Debtor by Collateral Agent, all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Collateral Agent shall have the right to receive, for the benefit of the Secured Party, any interest, cash dividends or other payments on the Collateral and, at the option of Collateral Agent, to exercise in such Collateral Agent’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Collateral Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Debtor or any of its direct or indirect subsidiaries.

(iii)	The Collateral Agent shall have the right to operate the business of Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Collateral Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Collateral Agent, for the benefit of the Secured Party, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

(iv)	The Collateral Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Collateral Agent, on behalf of the Secured Party, and to enforce the Debtor’s rights against such account debtors and obligors. Anything herein to the contrary notwithstanding, Debtor shall remain liable under each of the accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Unless the Collateral Agent has expressly in writing assumed the obligations and liabilities with respect thereto, and released the Debtor therefrom, neither the Collateral Agent nor the Secured Party shall have any obligation or liability under any account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or the Secured Party of any payment relating thereto, nor shall the Collateral Agent or the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

The Collateral Agent, for the benefit of the Secured Party, may (but is not obligated to) direct any financial intermediary or any other Person or entity holding any investment property to transfer the same to the Collateral Agent, on behalf of the Secured Party, or its designee and all Proceeds received by the Debtor consisting of cash, checks and other near cash items shall be held by such Debtor in trust for the Collateral Agent and the Secured Party, segregated from other funds of such Debtor, and shall, forthwith upon receipt by such Debtor, be turned over to the Collateral Agent in the exact form received by such Debtor (duly endorsed by such Debtor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Debtor in trust for the Collateral Agent and the Secured Party) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied.

(v)	The Collateral Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of the Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Party or any designee or any purchaser of any Collateral.

(b)            The Collateral Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Collateral Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Collateral Agent sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)            For the purpose of enabling the Collateral Agent to further exercise rights and remedies under this section 8 or elsewhere provided by agreement or applicable law, Debtor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

Section 9        Application of Proceeds.

The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Collateral Agent in enforcing the Secured Party’s rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Party (based on then-outstanding principal amount of the Note at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtor will be personally liable, jointly and severally, for the deficiency, together with interest thereon, at the rate of 15% per annum or the lesser amount permitted by applicable law (“Default Rate”), and the reasonable fees and expenses of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

Section 10      Securities Law Provision.

Debtor recognizes that Collateral Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the pledged securities set forth in Schedule A (“Pledged Securities”) for their own account, for investment and not with a view to the distribution or resale thereof. Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Collateral Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Debtor shall cooperate with Collateral Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Collateral Agent) applicable to the sale of the Pledged Securities by Collateral Agent.

Section 11      Costs and Expenses.

Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Collateral Agent. The Debtor shall also pay all other claims and charges which in the reasonable opinion of the Collateral Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Collateral therein. The Debtor will also, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Collateral Agents, which the Collateral Agent, for the benefit of the Secured Party, may incur in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement and pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Collateral Agents, which the Collateral Agent, for the benefit of the Secured Party, and the Secured Party may incur in connection with: (i) the enforcement of this Agreement; (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

Section 12      Responsibility for Collateral.

The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Collateral Agent nor the Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by Debtor thereunder. Neither the Collateral Agent nor the Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or the Secured Party of any payment relating to any of the Collateral, nor shall the Collateral Agent or the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or the Secured Party may be entitled at any time or times.

Section 13      Collateral Absolute.

All rights of the Secured Party and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (ii) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (iii) any exchange, release or non-perfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (iv) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (v) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Collateral granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Debtor waives all right to require the Secured Party to proceed against any other person or entity or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

Section 14      Term of Agreement.

This Agreement and the Collateral shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

Section 15      Power of Attorney; Further Assurances.

(a)            Debtor authorizes the Collateral Agent, and does hereby make, constitute and appoint the Collateral Agent and its officers, Collateral Agents, successors or assigns with full power of substitution, as Debtor’s true and lawful attorney-in-fact, with power, in the name of the Collateral Agent or Debtor, to, after the occurrence and during the continuance of an Event of Default: (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Collateral Agent, and at the expense of the Debtor, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon the Collateral and the Collateral granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as the Debtor might or could do; and Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which the Debtor is subject or to which the Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b)            On a continuing basis, Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Collateral Agent, to perfect the Collateral granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Collateral Agent the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c)            Debtor hereby irrevocably appoints the Collateral Agent as Debtor’s attorney-in-fact, with full authority in the place and instead of Debtor and in the name of Debtor, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as ‘all assets’, ‘all assets now owned or hereafter acquired’ or ‘all personal property’ or words of like import, and ratifies all such actions taken by the Collateral Agent. Debtor hereby also authorizes the Collateral Agent, at any time and from time to time, to file continuation statements with respect to previously filed financing statements.

(d)            This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

Section 16      Notices.

Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by or email:

if to the Holder:

GridAI Technologies Corp.

433 Plaza Real, Suite 275

Boca Raton, FL 33432

with a copy to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st Floor

New York, NY 10036

Attn: Ross Carmel, Esq.; Carl Kleidman, Esq.

Email: rcarmel@srfc.law; ckleidman@srfc.law

if to the Company:

Pronghorn Resources, LLC

2679 W. Main, Suite 312

Littleton, Colorado 80120

Attention: Nick D’Onofrio

Email: nick@pronghorn.ltd

with a copy to:

Hall Estill

521 E. 2nd St., Suite 1200

Tulsa, Oklahoma 74120

Attention: W. Deke Canada, Esq.

Email: dcanada@hallestill.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

Section 17      Power of Attorney; Further Assurances.

To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, firm, corporation or other entity, then the Collateral Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

Section 18      Appointment of Collateral Agent.

The Secured Party may appoint a person or entity to act on their behalf with respect to the Collateral pledged hereby (“Collateral Agent”) and any action to be taken hereunder by the Secured Party may be taken by the Collateral Agent on their behalf and in their place and stead without further action on the part of the Secured Party. The initial Collateral Agent shall be the Holder. The name and contact information of the Collateral Agent and any replacement Collateral Agent shall be provided in writing to the Debtor at any time or from time to time and shall be binding upon the parties hereto without more. Any reference herein to the Collateral Agent or to the Secured Party may apply to either or both as the context may require. The fees and reasonable expenses of the Collateral Agent shall be the obligation of the Debtor which hereby agrees to pay such fees and expenses upon demand. Any such appointment shall continue until revoked in writing by the Holder, at which time the Holder shall appoint a new Collateral Agent. The Collateral Agent, if any, shall have the rights, responsibilities and immunities set forth in Schedule B hereto.

Section 19     Miscellaneous.

(a)            No course of dealing between the Debtor and the Secured Party or the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party or the Collateral Agent, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)            All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)            This Agreement, the Note, and the Collateral Sharing Agreement together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtor and the Secured Party, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d)            If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e)            No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)            This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Debtor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Secured Party (other than by merger). The Secured Party may assign any or all of its rights under this Agreement to any Person (as defined below) to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Party.”

“Person” means an individual or corporation, partnership, trust, incorporated or un-incorporated association, joint-venture, limited liability company, joint-stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(g)            Each party hereto shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)            Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Note (whether brought against a party hereto or its respective affiliates, managers, directors, officers, shareholder, partners, members, employees or Collateral Agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, New York (“New York Courts”). Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, Debtor hereby irrevocably submits to the jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(i)            This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)            Debtor shall indemnify, reimburse and hold harmless the Collateral Agent and the Secured Party and its members, officers, managers, employees and agents (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from the Note, this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, non-appealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(k)            Nothing in this Agreement shall be construed to subject Collateral Agent or the Secured Party to liability as a fiduciary, joint-venturer, agent or partner in the Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member or manager in the Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Collateral Agent or the Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of the Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for Debtor as a partner or member, as applicable, pursuant hereto.

(l)            To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of the Debtor or any direct or indirect subsidiary of the Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grants such consent and approval and waives any such noncompliance with the terms of said documents.

(m)            Debtor further agrees that, if any payment made by the Debtor or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Secured Party to the Debtor, its estate, trustee, receiver or any other Person, including the Debtor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any lien or other Collateral securing the obligations of the Debtor in respect of the amount of such payment.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

PRONGHORN RESOURCES, LLC

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDER FOLLOWS]

APPENDIX D

SIGNATURE PAGE OF HOLDER OF

SECURED CONVERTIBLE NOTE

Name of Investing Entity: ______________________________________________________________________

Signature of Authorized Signatory of Investing entity: ______________________________________________________________

Name of Authorized Signatory: _____________________________________________________________

Title of Authorized Signatory: ______________________________________________________________

Name of Investing Entity: ______________________________________________________________________

Signature of Authorized Signatory of Investing entity: ______________________________________________________________

Name of Authorized Signatory: ______________________________________________________________

Title of Authorized Signatory: _______________________________________________________________

[Holder Signature Page to Security Agreement]

SCHEDULE A

Principal Place(s) of Business of Debtor and where Collateral is Located and Stored:

2679 W. Main, Suite 312

Littleton, Colorado 80120

4949 S. Syracuse, Suite 450

Denver, CO 80237

Campbell, Converse Johnson and Sheridan Counties, Wyoming

Legal Name and Organizational Identification Numbers

Pronghorn Resources, LLC

Delaware Authentication: 204133809

EIN: 99-4469140

_______________________________________

SCHEDULE B

Rights and Privileges of the Collateral Agent

SCHEDULE C

Filing Jurisdictions

SCHEDULE F

Intellectual Property

SCHEDULE H

Pledged Securities

SCHEDULE B

Rights and Privileges of the Collateral Agent

1.            Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a)            The Secured Party shall appoint, and the Debtor hereby consents to and approves such appointment, which appointment is coupled with an interest, and shall automatically terminate on the date that all Obligations under this Agreement and the Note (subject to the reinstatement provision of section 6 hereof) (“Termination Date”), the Collateral Agent and any officer or agent thereof, with full power of substitution, as Debtor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or otherwise, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or advisable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Debtor hereby gives the Collateral Agent the power and right, on behalf of such Debtor, either in the Collateral Agent’s name or in the name of such Debtor or otherwise, without assent by such Debtor, to do any or all of the following, in each case after the occurrence and during the continuance of an Event of Default all without prior notice to the Debtor (provided that the Collateral Agent shall provide prompt notice to the Debtor thereafter of the initial exercise of any such rights): (i) take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any account constituting Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any account constituting Collateral or with respect to any other Collateral whenever payable; (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interest in such Intellectual Property and the goodwill and general intangibles of such Debtor relating thereto or represented thereby; (iii) pay or discharge taxes and liens levied or placed on or threatened against any of the Collateral (other than taxes not required to be discharged under this Agreement and other than Permitted Liens); (iv) execute, in connection with any sale provided for in this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Collateral; (v) obtain and adjust insurance required to be maintained by such Debtor pursuant to this Agreement; (vi) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (vii) ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any of the Collateral; (viii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (ix) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any of the Collateral; (x) defend any suit, action or proceeding brought against such Debtor with respect to any of the Collateral; (xi) settle, compromise or adjust any such suit, action or proceeding with respect to any of the Collateral and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; and (xii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Debtor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interest therein and to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

(b)            Subject to any limitations of the Collateral Agent to take actions as set forth in clause (a) above, if the Debtor fails to perform or comply with any of its agreements contained herein within a reasonable period of time after the Collateral Agent has requested it to do so, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement at Debtor’s sole expense.

(c)            Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interest created hereby is released.

2.            Duty of Collateral Agent.

The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent, the Secured Party nor any of its officers, directors, managers, employees, attorneys in fact or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Party hereunder are solely to protect the Collateral Agent’s and the Secured Party’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or the Secured Party to exercise any such powers. The Collateral Agent and the Secured Party shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for their own respective gross negligence or willful gross misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction. The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s lien thereon, or any certificate prepared by the Debtor in connection therewith, nor shall the Collateral Agent be responsible or liable to the Secured Party for any failure to monitor or maintain any portion of the Collateral.

3.            Authority of Collateral Agent.

Debtor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Collateral Agent and the Secured Party, be governed by this Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Debtor, the Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Secured Party with full and valid authority so to act or refrain from acting, and no Debtor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

4.            Security Interest Absolute.

All rights of the Collateral Agent hereunder, the Security Interest and all Obligations of the Debtor hereunder shall be absolute and unconditional.

5.            Continuing Security Interest; Assignments Under this Agreement; Release.

(a)            This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Debtor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the Secured Party and their respective successors, endorsees, transferees and assigns permitted under this Agreement until the Termination Date (subject to the reinstatement provision of section 6 below).

(b)            The Security Interest granted hereby in any Collateral shall automatically be released as it relates to the Obligations upon the effectiveness of any written consent to the release of the Security Interest granted hereby by the Secured Party or the Collateral Agent. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under this Agreement to a Person that is not a Debtor shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the lien and Security Interest created hereby.

(c)            In connection with any termination or release pursuant to clause (a) or clause (b) above, the Collateral Agent shall execute and deliver to the Debtor, at such Debtor’s expense, all documents that such Debtor shall reasonably request to evidence such termination or release subject to, if reasonably requested by the Collateral Agent, the Collateral Agent’s receipt of a certification by the Company stating that such transaction is in compliance with this Agreement and the Note. Any execution and delivery of documents pursuant to this section 5 shall be without recourse to or warranty by the Collateral Agent.

6.            Reinstatement.

Debtor further agrees that, if any payment made by the Debtor or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Secured Party to the Debtor, its estate, trustee, receiver or any other Person, including the Debtor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any lien or other Collateral securing the obligations of the Debtor in respect of the amount of such payment.

7.            Liability.

Neither the Collateral Agent nor any of its managers, members, officers, directors, employees, agents, attorneys in fact or affiliates shall be liable to any party for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other agreement, document or instrument except for its or such other Person’s own gross negligence or willful gross misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction.

SCHEDULE C

Filing Jurisdictions

1.	Delaware

SCHEDULE F

Intellectual Property

N/A

SCHEDULE H

Pledged Securities

100% of the limited liability company interest of Pronghorn Operating, LLC, a Delaware limited liability company

100% of the limited liability company interest of Pronghorn E&P, LLC, a Delaware limited liability company

100% of the limited liability company interest of Pronghorn Midstream, LLC, a Delaware limited liability company

100% of the limited liability company interest of Pronghorn Plugging, LLC, a Delaware limited liability company

100% of the limited liability company interest of Pronghorn Power, LLC, a Delaware limited liability company